UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2016

ENDOLOGIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-28440	68-0328265
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Musick, Irvine, CA	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 595-7200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by Endologix, Inc. (“Endologix”) with the United States Securities and Exchange Commission on February 3, 2016 (the “Original Report”), regarding the completion of the merger with TriVascular Technologies, Inc. (“TriVascular”) pursuant to the Agreement and Plan of Merger, dated October 26, 2015 (the “Merger Agreement”), by and among Endologix, TriVascular and Teton Merger Sub, Inc., a direct wholly-owned subsidiary of Endologix (“Merger Sub”). Pursuant to the Merger Agreement, Merger Sub merged with and into TriVascular (the “Merger”), with TriVascular surviving the Merger as a direct wholly-owned subsidiary of Endologix.

The sole purpose of this Amendment is to provide the financial statements and pro forma information required by Item 9.01, which were excluded from the Original Report in reliance on paragraph (a)(4) of Item 9.01 of Form 8-K. All other items in the Original Report remain the same and are incorporated by reference into this Amendment.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The audited consolidated financial statements of TriVascular for the years ended December 31, 2014 and December 31, 2013, and for each of the three years in the period ended December 31, 2014, and the unaudited interim consolidated financial statements of TriVascular as of and for the nine months ended September 30, 2015 are filed as Exhibit 99.1 and Exhibit 99.2, respectively, to this Amendment, and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements as of and for the year ended December 31, 2014 and as of and for the nine months ended September 30, 2015 giving effect to the Merger are filed as Exhibit 99.3 to this Amendment, and are incorporated herein by reference.

(d)	Exhibits

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm (filed herewith).

99.1	Audited Consolidated Financial Statements of TriVascular Technologies, Inc. as of and for the years ended December 31, 2014 and 2013 (filed herewith).

99.2	Unaudited Consolidated Financial Statements of TriVascular Technologies, Inc. as of and for the nine months ended September 30, 2015 (filed herewith).

99.3	Unaudited Pro Forma Condensed Combined Financial Information as of and for the nine months ended September 30, 2015 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDOLOGIX, INC.

Date: April 8, 2016	/s/ Vaseem Mahboob
Vaseem Mahboob
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm (filed herewith).

99.1	Audited Consolidated Financial Statements of TriVascular Technologies, Inc. as of and for the years ended December 31, 2014 and 2013 (filed herewith).

99.2	Unaudited Consolidated Financial Statements of TriVascular Technologies, Inc. as of and for the nine months ended September 30, 2015 (filed herewith).

99.3	Unaudited Pro Forma Condensed Combined Financial Information as of and for the nine months ended September 30, 2015 (filed herewith).